EXHIBIT 10.8
AMENDMENT TO CONTRIBUTION AGREEMENT

This Amendment to Contribution Agreement (this “Amendment”), dated as of November 4, 2026, to the Contribution Agreement (as amended or modified from time to time, the “Contribution Agreement”) entered into by Carlyle Credit Solutions (f/k/a Carlyle Credit Solutions, Inc.) (the “Contributor”) and Carlyle Direct Lending CLO 2024-1, LLC (the “Contributee”) as of October 29, 2024, is entered into by and between the Contributor and the Contributee. Capitalized terms used herein without definition shall have the meanings assigned thereto in, or by reference in, the Contribution Agreement.

WITNESSETH:

WHEREAS, the Contributor and the Contributee are parties to the Contribution Agreement; and

WHEREAS, Carlyle Credit Solutions, Inc. has merged with and into New Carlyle Credit Solutions, and upon the effectiveness of such merger, New Carlyle Credit Solutions changed its name to Carlyle Credit Solutions, which continues as the surviving entity and the Contributor hereunder; and

WHEREAS, the parties hereto desire to amend the terms of the Contribution Agreement pursuant to Section 5(a) thereof as provided for herein;

    NOW, THEREFORE, in consideration of the mutual agreements herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties to this Amendment, the Contribution Agreement is hereby amended as follows:

Section 1.Amendments to the Contribution Agreement. As of the date hereof, the Contribution Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Contribution Agreement attached as Annex A hereto.
Section 2.MISCELLANEOUS.
(a)The parties hereto hereby agree that, except as specifically amended herein, the Contribution Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. All references in the Contribution Agreement and the other Transaction Documents shall be references to the Contribution Agreement as amended by this Amendment. Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Contribution Agreement, or constitute a waiver of any provision of any other agreement.
(b)THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(c)This Amendment may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Amendment shall become effective as of the date first set forth above when counterparts hereof shall have been executed and delivered by the parties hereto. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Contribution Agreement as of the day and year first above written.

CARLYLE CREDIT SOLUTIONS,as Contributor
By: ____________________________
Name:
Title:

CARLYLE DIRECT LENDING CLO 2024-1, LLC.,
as Contributee

By: ____________________________
Name:
Title:
[Signature Page to Amendment to Contribution Agreement]

Annex A

CONTRIBUTION AGREEMENT

        This CONTRIBUTION AGREEMENT (this “Agreement”), date as of October 29, 2024, by and between Carlyle Credit Solutions, a Delaware statutory trust, as the contributor (the “Contributor”), and Carlyle Direct Lending CLO 2024-1, LLC, a Delaware limited liability company, as the contributee (the “Contributee”). Capitalized terms used but not defined herein shall have the meaning set forth in the Indenture, the Class A-L1 Loan Agreement or the Class A-L2 Loan Agreement, as applicable.

RECITALS

A.WHEREAS, the Contributor owns 100% of the membership interests of the Contributee.

B.WHEREAS, the Contributor desires to contribute, and the Contributee has agreed to receive from the Contributor, all of the loans and other debt obligations listed on Schedule I hereto, which may be supplemented from time to time, (including the loans and other debt obligations subject to (i) that certain Distribution and Contribution Agreement, dated as of the date hereof between the Contributor and Carlyle Credit Solutions SPV LLC (the “CCS1 Distribution and Contribution Agreement”) and (ii) that certain Distribution and Contribution Agreement, dated as of the date hereof between the Contributor and Carlyle Credit Solutions SPV 2 LLC (the “CCS2 Distribution and Contribution Agreement” and together with the CCS1 Distribution and Contribution Agreement, the “Distribution and Contribution Agreements” and each a “Distribution and Contribution Agreement”), in each case, and any rights of the Contributor in connection therewith) (the “Contributed Collateral Obligations”), in each case, together with, among other things, the related rights of payment thereunder and the interest of the Contributor in the related property and other interests securing the payments to be made under such Contributed Collateral Obligations;

C.WHEREAS, subject to the conditions set forth herein, the Contributee and the Contributor intend that any such contribution of the Contributed Collateral Obligations be an irrevocable, unconditional, absolute transfer thereof, without any recourse whatsoever, including without any recourse to the Contributor with regard to collectibility;

D.WHEREAS, (a) in exchange for the contribution of the Contributed Collateral Obligations contributed on the Closing Date (the “Closing Date Contribution Collateral Obligations”), the Contributor will receive an increase in the capital account of the Contributor in the Contributee and 83,100,000 preferred limited liability company interests of the Contributee with a nominal value of $83,100,000 to be issued to the Contributor in accordance with the Amended and Restated Limited Liability Company Agreement of the Contributee, dated as of October 29, 2024 (the “Contributee LLC Agreement”) (the “Preferred Interests” or the “Contribution Value”) and (b) on the date hereof the Contributor shall receive a one-time cash distribution on the date hereof in the amount of $375,826,720.18 (the “Closing Date Dividend”); and

E.WHEREAS, after the date hereof the Contributor may contribute certain assets to the Contributee in accordance with the Indenture (as defined below).
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Contribution and Receipt of the Contributed Collateral Obligations.
(a)    Subject to the terms and conditions of this Agreement, on and as of the date hereof and any date after the date hereof as indicated next to such Contributed Collateral Obligations (each a “Contribution Date”), the Contributor hereby contributes (each a “Contribution”) to the Contributee, without recourse, and the Contributee hereby receives, as a contribution to its capital, all right, title and interest of the Contributor (whether now owned or hereafter acquired or arising, and wherever located) in and to the applicable Contributed Collateral Obligations (including, without limitation all rights, title and interest of the Contributor under each Distribution and Contribution Agreement (including any rights the Contributor has thereunder to enter into the Master Participation Agreement for Par/Near Par Trades attached as an exhibit to each Distribution and Contribution Agreement)). The Contributor hereby acknowledges that a Contribution to the Contributee hereunder is absolute and irrevocable, without reservation or retention of any interest whatsoever by the Contributor. The Contributee hereby acknowledges that a Contribution to the Contributee will be credited to the capital account of the Contributor in the Contributee as further set forth herein and in the Contributee LLC Agreement.

1.The Contributor shall, in connection with a Contribution, execute and/or deliver to the Contributee any such loan assignment agreements or any other agreements in connection with the Contributed Collateral Obligations as may be necessary or reasonably advisable to effect the Contribution with respect to each Contributed Collateral Obligation.
2.On and after the applicable Contribution Date, the Contributee shall own the Contributed Collateral Obligations Contributed by the Contributor to the Contributee on such Contribution Date, and the Contributor shall not take any action inconsistent with such ownership and shall not claim (except for tax purposes) any ownership interest in such Contributed Collateral Obligations.
3.The Contribution and receipt of the Contributed Collateral Obligations under this Agreement shall be without recourse to the Contributor; it being understood that the Contributor shall be liable to the Contributee for all representations, warranties and covenants made by the Contributor pursuant to the terms of this Agreement, all of which obligations are limited so as not to constitute recourse to the Contributor for the credit risk of the respective obligors of the Contributed Collateral Obligations.
4.In connection with the receipt by the Contributee of Contributed Collateral Obligations as contemplated by this Agreement, the Contributor further agrees that it shall, at its own expense, indicate clearly and unambiguously in its computer files on the applicable Contribution Date, and in its financial statements, that such Contributed Collateral Obligations have been transferred to the Contributee in accordance with this Agreement.
5.(b)    On the date hereof the Contributee shall (i) issue to the Contributor the Preferred Interests and (ii) distribute to the Contributor the Closing Date Dividend.
Section 2.    Participations Pending Assignment.
Pending receipt of any required consents to, and the effectiveness of, the assignment of each of the Closing Date Contributed Collateral Obligations to the Contributee in accordance with the applicable underlying instrument (including, without limitation, with respect to the Contributed Collateral Obligations which the Contributor has received pursuant each Distribution and Contribution Agreement and which are to be contributed to the Contributee pursuant to the terms hereof), the Contributor also (a) transfers to the Contributee its rights, pursuant to each Distribution and Contribution Agreement, to enter into a Master Participation Agreement for Par/Near Par Trades attached as an exhibit to each Distribution and Contribution Agreement, pursuant to which the Contributee may acquire from Carlyle Credit Solutions SPV LLC and Carlyle Credit Solutions SPV 2 LLC, as applicable, a 100% participation in such Contributed Collateral Obligations (each an “SPV Participation”) and (b) agrees to enter into a Master Participation Agreement for Par/Near Par Trades in the form attached as Exhibit A hereto in respect of the Closing Date Contributed Collateral Obligations that were not received pursuant to the Distribution and Contribution Agreements, and pursuant to which the Contributee may acquire from the Contributor a 100% participation in such Contributed Collateral Obligations (each a “Contributor Participation” and, together with the SPV Participations, the “Participations” and each a “Participation”). In connection with the assignment of the Contributor’s rights under each of the Distribution and Contribution Agreements (including, without limitation, with respect to the SPV Participations), for administrative convenience, (A) the Contributor, the Contributee and Carlyle Credit Solutions SPV LLC agree to enter into a multilateral agreement and (B) the Contributor, the Contributee, Carlyle Credit Solutions SPV 2 LLC agree to enter into a multilateral agreement, in each case to, among other things, effect the transfer of the Closing Date Contributed Collateral Obligations (i) from Carlyle Credit Solutions SPV LLC to the Contributee, as designee of the Contributor under the CCS1 Distribution and Contribution Agreement, and the transfer of the applicable portion of the Closing Date Dividend to Carlyle Credit Solutions SPV LLC, as designee of the Contributor and in satisfaction of the contribution of amounts set forth in the CCS1 Distribution and Contribution Agreement from the Contributor to Carlyle Credit Solutions SPV LLC and (ii) from Carlyle Credit Solutions SPV 2 LLC to the Contributee, as designee of the Contributor under the CCS2 Distribution and Contribution Agreement, and the transfer of the applicable portion of the Closing Date Dividend to Carlyle Credit Solutions SPV 2 LLC, as designee of the Contributor and in satisfaction of the contribution of amounts set forth in the CCS2 Distribution and Contribution Agreement from the Contributor to Carlyle Credit Solutions SPV 2 LLC.
Section 3.    Nature of the Contribution.
6.(a)    It is the express intent of the parties hereto that the Contribution of the Contributed Collateral Obligations by the Contributor to the Contributee hereunder be, and be treated for all purposes (other than for tax purposes) as an absolute contribution to the capital of the Contributee by the Contributor (free and clear of any lien, security interest, charge or encumbrance other than customary permitted liens) of such Contributed Collateral Obligations, in consideration of, or in exchange for, the issuance of the Preferred Interests to the Contributor and an increase in the capital account of the Contributor in the Contributee. It is, further, not the intention of the parties that such Contribution be deemed a pledge of the Contributed Collateral Obligations by the Contributor to the Contributee to secure a debt or other obligation of the Contributor.

7.(b)    Notwithstanding Section 3(a) above, in the event that, notwithstanding the intent of the parties, the Contributed Collateral Obligations, or any portion thereof, is held to continue to be property of the Contributor, then the parties hereto agree that: (i) this Agreement shall also be deemed to be, and hereby is, a “security agreement” within the meaning of Article 9 of the Uniform Commercial Code (the “UCC”); (ii) the contribution of the Contributed Collateral Obligations provided for in this Agreement shall be deemed to be a grant by the Contributor to the Contributee of, and the Contributor does hereby grant to the Contributee, a first priority security interest (subject only to customary permitted liens) in all of the Contributor’s right, title and interest in and to the Contributed Collateral Obligations and all amounts payable to the holders of the Contributed Collateral Obligations in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property, to secure the prompt and complete payment of a loan deemed to have been made in an amount equal to the aggregate Contribution Value of the Contributed Collateral Obligations together with all of the other obligations of the Contributor hereunder; (iii) the possession by the Contributee (or the Trustee for the benefit of the Secured Parties) of Contributed Collateral Obligations and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be, subject to clause (iv), for purposes of perfecting the security interest pursuant to the UCC; and (iv) acknowledgements from persons holding such property shall be deemed acknowledgements from custodians, bailees or agents (as applicable) of the Contributee for the purpose of perfecting such security interest under applicable law. The parties further agree in such event that any assignment of the interest of the Contributor pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created pursuant to the terms of this Agreement. The Contributor shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Contributed Collateral Obligations, such security interest would be deemed to be a perfected security interest of first priority (subject only to customary permitted liens) under applicable law and will be maintained as such throughout the term of this Agreement. The Contributee shall have, in addition to the rights and remedies which it may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.
8.(c)    It is the intention of each of the parties hereto that the Contributed Collateral Obligations Contributed by the Contributor to the Contributee pursuant to this Agreement shall constitute assets owned by the Contributee and shall not be part of the Contributor’s estate in the event of the filing of a bankruptcy petition by or against the Contributor under any bankruptcy or similar law.

9.(d)    The Contributee agrees to treat, and shall cause the Contributor to treat, for all purposes (other than for tax purposes), the transactions effected by this Agreement as contributions of assets to the Contributee in exchange for the issuance of the Preferred Interests to the Contributor and an increase in the capital account of the Contributor in the Contributee. The Contributor agrees to reflect in the Contributor’s financial records and to include a note in the publicly filed annual and quarterly financial statements of the Contributor indicating that: (i) assets related to transactions that do not meet GAAP requirements for accounting sale treatment are reflected in the consolidated balance sheet of the Contributor within the “investments” line and are disclosed in the Contributor’s schedule of investments, and (ii) those assets are owned by a special purpose entity that is consolidated in the financial statements of the Contributor, and the creditors of that special purpose entity have received ownership and/or security interests in such assets and such assets are not intended to be available to the creditors of the Contributor (or any affiliate of the Contributor other than the Contributee) of such assets to that special purpose entity.
10.(e)    For purposes of complying with the requirements of the Asset-Backed Securities Facilitation Act of the State of Delaware, 6 Del. C. § 2701A, et seq. (the "Securitization Act"), each of the parties hereto hereby agrees that:
1.Any property, assets or rights purported to be contributed, in whole or in part, by the Contributor pursuant to this Agreement shall be deemed to no longer be the property, assets or rights of the Contributor;
2.None of the Contributor, its creditors or, in any insolvency proceeding with respect to the Contributor or the Contributor's property, a bankruptcy trustee, receiver, debtor in possession or similar person, to the extent the issue is governed by Delaware law, shall have any rights, legal or equitable, whatsoever to reacquire (except pursuant to a provision of this Agreement), reclaim, recover, repudiate, disaffirm, redeem or recharacterize as property of the Contributor any property, assets or rights purported to be contributed, in whole or in part, by the Contributor pursuant to this Agreement;
3.In the event of bankruptcy, receivership or other insolvency proceeding with respect to the Contributor or the Contributor's property, to the extent the issue is governed by Delaware law, such property, assets and rights shall not be deemed to be part of the Contributor's property, assets, rights or estate; and
4.The transactions contemplated by the indenture to be dated as of the date hereof between the Contributee and Wilmington Trust, National Association, as trustee (as the same may be supplemented or otherwise modified from time to time, the “Indenture”) and any related transaction documents shall constitute a "securitization transaction" as such term is used in the Securitization Act.
Section 4.    Representations and Warranties.
(a)    Representations and Warranties of the Contributor. The Contributor hereby represents and warrants to the Contributee as of the date hereof that:

1.Organization and Good Standing. The Contributor has been organized or incorporated, and is validly existing as a statutory trust in good standing under the laws of the jurisdiction of its organization or incorporation.
2.Due Qualification. The Contributor is duly qualified to do business and is in good standing as a statutory trust, and has obtained all necessary qualifications, licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals, except where the failure to receive such qualifications would not be reasonably expected to result in a material adverse effect on the Contributed Collateral Obligations or the ability of the Contributor to perform its obligations under this Agreement.
3.Power and Authority; Due Authorization; Execution and Delivery. The Contributor (i) has the necessary power and authority to (a) execute and deliver this Agreement, and (b) perform its obligations under this Agreement, and (ii) has duly authorized, by all necessary corporate action, the execution, delivery and performance of this Agreement and the transfer of the Contributed Collateral Obligations on the terms and conditions herein provided. This Agreement has been duly executed and delivered by the Contributor.
4.Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Contributor enforceable against the Contributor in accordance with its respective terms, except as such enforceability may be limited by insolvency laws and by general principles of equity (whether considered in a suit at law or in equity).
5.No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Contributor’s organizational documents, or any material contractual obligation of the Contributor, (ii) result in the creation or imposition of any lien upon any of the Contributor’s properties pursuant to the terms of any such material contractual obligation, other than this Agreement, or (iii) violate in any material respect any law applicable to the Contributor.
6.No Proceedings. There is no litigation, proceeding or investigation pending or, to the knowledge of the Contributor, threatened against the Contributor, before any applicable governmental authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Contributed Collateral Obligations or the ability of the Contributor to perform its obligations under this Agreement.

7.Consents. All approvals, authorizations, consents, orders, licenses or other actions of any person or of any governmental authority (if any) required for the due execution, delivery and performance by the Contributor of this Agreement have been obtained, except as otherwise contemplated herein. Other than any consents required to assign the Contributed Collateral Obligations to the Contributee pursuant to the underlying instruments with respect to the Contributed Collateral Obligations, each Contributed Collateral Obligation is not subject to any condition to or restriction on the ability of the holder thereof to sell, pledge, assign, or otherwise transfer such Contributed Collateral Obligation or to exercise or enforce the provisions thereof or of any document related thereto whether set forth in such Contributed Collateral Obligation itself or in any document related thereto, it being understood that any condition or restriction that, after giving effect to the applicable anti-assignment provisions of the UCC or other applicable law, is ineffective shall not itself negatively affect a determination of whether a Contributed Collateral Obligation is freely transferable.
8.Solvency. The Contributor is not the subject of any insolvency event. The Contributor is solvent and the transactions contemplated by this Agreement do not and will not render the Contributor not solvent.
9.Ownership of Contributed Collateral Obligations. Immediately prior to the transfer of the Contributed Collateral Obligations hereunder (and pursuant to the Distribution and Contribution Agreements with respect to the Contributed Collateral Obligations to be transferred from Carlyle Credit Solutions SPV LLC and Carlyle Credit Solutions SPV 2 LLC, as applicable), the Contributor owns and has good and marketable title to such Contributed Collateral Obligations. Upon the issuance of the Preferred Interests to the Contributor and the increase in the capital account of the Contributor in the Contributee by an amount equal to the value of the Contribution, the Contributee will receive such Contributed Collateral Obligations free and clear of any lien.
10.Location of Offices. The Contributor’s location (within the meaning of Article 9 of the UCC) is set forth opposite the Contributor’s name on Schedule II hereto, as may be supplemented from time to time. Other than as set forth in the Amendment to Contribution Agreement dated as of November 4, 2026, the Contributor has not changed its name (whether by amendment of its certificate of incorporation, or certificate of trust, by reorganization, by merger or otherwise) or its jurisdiction of organization and has not changed its location for purposes of the UCC within the four months preceding the date hereof.
11.Value Given. The Contributor has received reasonably equivalent value from the Contributee in consideration for the Contribution to the Contributee of each Contributed Collateral Obligations on the applicable Contribution Date as contemplated by this Agreement. No such transfer shall have been made for or on account of an antecedent debt of the Contributor or any of its affiliates to the Contributee. No such transfer is or may be voidable or subject to avoidance under any section of the bankruptcy code of the United States.

12.Special Purpose Entity. The Contributee is an entity with assets and liabilities separate and distinct from those of the Contributor and any other affiliates thereof, and the Contributor hereby acknowledges that the Contributee and the other parties to the transactions contemplated by the Indenture are entering into the transactions contemplated thereby in reliance upon the identity of the Contributee as a legal entity that is separate from the Contributor and from each other affiliate of the Contributor.
The representations and warranties in this Section shall survive the termination of this Agreement and the Contribution of any Contributed Collateral Obligations to the Contributee. Upon discovery by the Contributor or the Contributee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other immediately upon obtaining knowledge of such breach.
(b)    Representations and Warranties of the Contributee. The Contributee hereby represents and warrants to the Contributor as of the date hereof that:
1.Organization and Good Standing. The Contributee has been duly formed, and is validly existing as a limited liability company, in good standing under the laws of the State of Delaware.
2.Due Qualification. The Contributee is duly qualified to do business and is in good standing as a limited liability company, and has obtained all necessary qualifications, licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals, except where the failure to obtain such approvals or licenses would not be reasonably expected to result in a material adverse effect on the Contributee or the ability of the Contributee to perform its obligations under this Agreement.
3.Power and Authority; Due Authorization; Execution and Delivery. The Contributee has the power and authority to execute and deliver this Agreement and to carry out the terms of this Agreement, and has duly authorized by all necessary action the execution, delivery and performance of this Agreement and the receipt of the Contributed Collateral Obligations on the terms and conditions herein provided. This Agreement has been duly executed and delivered by the Contributee.
4.Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Contributee enforceable against the Contributee in accordance with its terms, except as such enforceability may be limited by insolvency laws and by general principles of equity (whether considered in a suit at law or in equity).

5.No Violation. The consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms hereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under the Contributee’s organizational documents or any contractual obligation of the Contributee, (ii) result in the creation or imposition of any lien upon any of the Contributee’s properties pursuant to the terms of any such material Contractual Obligation, other than this Agreement or (iii) violate any law applicable to Contributee.
6.No Proceedings. There is no litigation, proceeding or investigation pending or, to the knowledge of the Contributee, threatened against the Contributee, before any applicable governmental authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that could reasonably be expected to have material adverse effect on the Contributee.
7.Consents. All approvals, authorizations, consents, orders, licenses or other actions of any person or of any governmental authority (if any) required for the due execution, delivery and performance by the Contributee of this Agreement have been obtained, except as otherwise contemplated herein, or where the failure to obtain such approvals, authorizations, consents, orders or licenses would not be reasonably expected to result in a material adverse effect on the Contributee.
8.Value Given. The Contributee has given reasonably equivalent value to the Contributor in consideration for the Contribution to the Contributee of the Contributed Collateral Obligations as contemplated by this Agreement, no such transfer has been made for or on account of an antecedent debt owed by the Contributor or any of its affiliates to the Contributee, and no such transfer is or may be voidable or subject to avoidance as to the Contributee under any section of the bankruptcy code of the United States.
9.Solvency. The Contributee is not the subject of any insolvency event. The Contributee is solvent and the transactions contemplated by this Agreement do not and will not violate Section 18-607 of the Delaware Limited Liability Company Act or render the Contributee not solvent.
Section 5.    Miscellaneous.
(a)    Amendments. This Agreement may be amended or modified only by a written instrument executed by all parties hereto.
(b)    Governing Law. THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT THAT SECTIONS 1 AND 3 HEREOF SHALL, IN ACCORDANCE WITH 6 DEL. C. §2708, BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION

ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.
(c)    Consent to Jurisdiction; Service of Process. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Agreement, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. In addition, each of the parties hereto hereby irrevocably and unconditionally agrees (a) to be subject to the non-exclusive jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (1) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of legal process, and (2) that, to the fullest extent permitted by applicable law, service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (b) (1) or (2) above shall, to the fullest extent permitted by applicable law, have the same legal force and effect as if served upon such party personally within the State of Delaware.
(d)    Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. Each of the Schedules and Exhibits to this Agreement are hereby incorporated into and made a part of this Agreement.
(e)    Counterparts. This Agreement may be executed in any number of multiple counterparts, each of which shall be deemed to be an original copy and all of which shall constitute one agreement, binding on all parties hereto. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(f)    Successor and Assigns. This Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the parties hereto and their respective legal representatives, successors and permitted assigns.
(g)    Further Assurances. Each of the parties hereto does hereby covenant and agree on behalf of itself, its legal representatives, successors and permitted assigns, without further consideration, to prepare, execute, acknowledge, file, record, publish, and deliver such other instruments, documents and statements, and to take such other action as may be required by law or reasonably necessary to carry out the purposes of this Agreement.
(h)    Severability. In the event that any provision of this Agreement as applied to any party or to any circumstance shall be adjudged by a court to be void, unenforceable or inoperative as a matter of law, then the same shall in no way affect any other provision in this Agreement, the application of such provision in any other circumstance or with respect to any other party, or the validity of enforceability of this Agreement as a whole.
(i)    Bankruptcy Non-Petition and Limited Recourse; Claims. The Contributor hereby agrees that it will not institute against, or join any other person in instituting against, the Contributee, any bankruptcy, reorganization, arrangement, insolvency, winding-up, moratorium or liquidation proceedings or other proceedings under U.S. federal or state bankruptcy or similar laws until at least one year and one day (or, if longer, the applicable preference period then in effect plus one day), after the payment in full of all Debt issued or incurred pursuant to the Indenture or the Class A-L Loan Agreement (as defined in the Indenture), as applicable, provided, however, that nothing in this clause (i) shall preclude, or be deemed to estop, the Contributor (A) from taking any action prior to the expiration of the applicable preference period in (x) any case or proceeding voluntarily filed or commenced by the Contributee, as the case may be, or (y) any involuntary insolvency proceeding filed or commenced against the Contributee, as the case may be, by a person other than the Contributor or any of its affiliates that has entered into an agreement with the Contributor similar to this Section 5(i), or (B) from commencing against the Contributee, or any properties of the Contributee, any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, winding-up, moratorium or liquidation proceeding.

(Signature Page Follows)

    IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first set forth above.

CARLYLE CREDIT SOLUTIONS, as Contributor

By:
Name: Justin Plouffe
Title: President and Chief Executive Officer

CARLYLE DIRECT LENDING CLO 2024-1, LLC, as Contributee

By:
Name: Thomas M. Hennigan
Title: Vice President

Schedule I

Loan List

Schedule II

Seller	Location
Carlyle Credit Solutions	Delaware

Exhibit A
Master Participation Agreement